Exhibit 99.1

Long Lake agrees to acquire American Express Global Business Travel, the world’s largest corporate travel platform, for $6.3 billion, with support from General Catalyst and Alpha Wave

Transaction combines Long Lake’s applied AI capabilities with Amex GBT’s marketplace, customer relationships and technology solutions to make business travel faster, smarter and more seamless for every traveler

•	Amex GBT shareholders to receive $9.50 per share in cash, representing 65.1% premium to the 30-day VWAP
•
Major shareholders collectively representing 69% of GBT’s shares have entered into voting agreements in support of the transaction, including American Express, Expedia, Qatar Investment Authority, and BlackRock

•	American Express brand licensing agreement to remain in place, ensuring continuity for clients, partners and travelers worldwide

New York, NY – May 4, 2026 – American Express Global Business Travel, which is operated by Global Business Travel Group, Inc. (NYSE: GBTG) (“Amex GBT” or the “Company”), a leading software and services company for travel, expense and meetings & events, today announced that it has entered into a definitive agreement to be acquired by Long Lake Management (“Long Lake”) for $9.50 per share in an all-cash transaction valued at approximately $6.3 billion.

Under the terms of the agreement, Amex GBT shareholders will receive $9.50 per share in cash, which represents a 60.2% premium to Amex GBT’s closing stock price on May 1, 2026, the last full trading day prior to the transaction announcement, and a premium of approximately 65.1% over the volume weighted average price of Amex GBT’s stock for the 30 days ending May 1, 2026.

Transaction negotiations were led by a Special Committee of the Amex GBT Board of Directors, composed entirely of independent and disinterested directors. Following the unanimous recommendation of the Special Committee, the Amex GBT Board of Directors approved the merger agreement with Long Lake.

Paul Abbott, Chief Executive Officer of Amex GBT, said: “This transaction is a testament to the value of Amex GBT, the success of our strategy and the strength of our incredible team. This agreement delivers a compelling outcome for our shareholders, providing them a substantial, certain cash value at an attractive premium. Our customers have always been at the heart of Amex GBT, and this partnership with Long Lake is about serving them even better. General Catalyst and Alpha Wave, among Long Lake’s world-class investors, have backed some of the most successful technology companies in the world. Together with Long Lake's applied AI capabilities and our travel expertise, global scale, and trusted customer and supplier relationships built over decades, Amex GBT is driving the transformation of business travel.”

Ken Chenault, Chairman and Managing Director, General Catalyst; former Chairman and CEO, American Express said: "American Express Global Business Travel was built on trust earned over decades. Similarly, the foundation of the Long Lake model is a strong commitment to extraordinary customer service for the modern era. I am so pleased for both companies, their customers, and the people dedicated to their success – now and in the future."

Alex Taubman, Co-Founder and CEO of Long Lake, said: “Amex GBT is the most trusted partner in corporate travel. The future of business travel will be defined by AI and human agents working seamlessly together on behalf of every traveler: faster booking times, proactive disruption resolution, and frictionless travel administration. In partnership with Long Lake, Amex GBT will continue to invest heavily in these capabilities and continue to set the gold standard for customer excellence.”

Certain Terms, Approvals and Timing

The transaction is expected to close in the second half of 2026, subject to the satisfaction of customary closing conditions, including approval by Amex GBT’s stockholders and receipt of requisite regulatory clearances. Upon completion of the transaction, Amex GBT’s common stock will no longer be publicly listed, and Amex GBT will become a privately held company.

The consummation of the merger is not subject to any financing condition. Long Lake intends to have discussions with certain significant stockholders of the Company relating to a potential rollover of a portion of their Amex GBT shares, which discussions have been authorized by the Special Committee, and may enter into rollover agreements with one or more of those parties in advance of the transaction closing.

American Express, Expedia, Qatar Investment Authority and BlackRock, collectively representing 69% of GBT’s shares, have entered into voting agreements in support of the transaction.

The transaction is being financed with a combination of equity provided by Long Lake’s existing investors and Koch Equity Development LLC (“Koch”), the principal investment and acquisition arm of Koch, Inc. and committed debt financing provided by JPMorgan, Bank of America, Citi, and MUFG.

Advisors

Rothschild & Co. is acting as financial advisor to the Special Committee, and Kirkland & Ellis LLP is acting as legal counsel to the Special Committee.

Skadden, Arps, Slate, Meagher & Flom LLP is acting as legal counsel to Amex GBT.

Citi is acting as lead financial advisor to Long Lake. JPMorgan and BofA Securities are also acting as advisors to Long Lake. Latham & Watkins LLP is acting as legal counsel to Long Lake with Gibson Dunn as financing counsel. Moelis & Company LLC is acting as financial advisor to Koch Equity Development and Jones Day is serving as its legal counsel.

About Amex GBT

American Express Global Business Travel (Amex GBT) is a leading software and services company for travel, expense, and meetings & events. We have built the most valuable marketplace in travel with the most comprehensive and competitive content. A choice of solutions brought to you through a strong combination of technology and people, delivering the best experiences. With travel professionals and business partners in more than 140 countries, our solutions deliver savings, flexibility, and service from a brand you can trust – Amex GBT.

About Long Lake

Long Lake pioneered the use of frontier technology to accelerate services industries. It has acquired and partnered with dozens of wide-ranging services businesses, improving growth and customer experience with its proprietary Nexus AI transformation platform. It was founded in 2023 and is backed by investors including General Catalyst, Alpha Wave, Elad Gil, D1, Thrive and other strategic partners.

About General Catalyst

General Catalyst is a global investment and transformation company with venture at its core that meets the most ambitious founders where they are from seed to growth stage and beyond to drive resilience and applied AI. We support entrepreneurs with a long-term view who challenge the status quo, and give them access to insanely powerful advantages. With offices across the globe, we have supported the growth of 800+ businesses, including Airbnb, Anduril, Anthropic, Applied Intuition, Commure, Glean, Guild, Gusto, Helsing, Hubspot, Kayak, Livongo, Mistral, Samsara, Snap, Stripe, Sword, and Zepto.

About Alpha Wave

Alpha Wave is a global alternative asset manager that has four main verticals: private equity, private credit, public markets, and insurance/retirement solutions. It is led by Rick Gerson, Navroz Udwadia, and Ryan Khoury. In private equity, Alpha Wave's objective is to invest in best-in-class growth stage companies defining category leadership in the AI era; in private credit, direct lending to established businesses seeking funding solutions; and in public markets an uncorrelated strategy. Alpha Wave is building an AI-native life insurance and retirement solutions company. Alpha Wave’s investments include SpaceX, Anthropic, OpenAI, Cerebras, TikTok, Aman Resorts, Long Lake, Cognition, HistoSonics and more.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains statements regarding the proposed acquisition of Global Business Travel Group, Inc. (“Amex GBT” or the “Company”) by certain investment funds affiliated with, or advised by, Long Lake Management (the “Merger”), stockholder approvals for the Merger, any expected timetable for completing the Merger, the expected benefits of the Merger and other statements regarding our financial position, business strategy, and the plans and objectives of management for future operations and full-year guidance. These statements constitute projections, forecasts and forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this communication are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us, including as a result of the proposed merger, will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following risks, uncertainties and other factors: (1) changes to projected financial information or our ability to achieve our anticipated growth rate and execute on industry opportunities; (2) our ability to maintain our existing relationships with clients and suppliers and to compete with existing and new competitors; (3) various conflicts of interest that could arise among us, affiliates and investors; (4) our success in retaining or recruiting, or changes required in, our officers, key employees or directors; (5) factors relating to our business, operations and financial performance, including market conditions and global and economic factors beyond our control; (6) the impact of geopolitical conflicts, including the war in Ukraine, the conflicts in the Middle East, tensions between China and Taiwan and military operations in Venezuela, as well as related changes in base interest rates, inflation and significant market volatility on our business, the travel industry, travel trends and the global economy generally; (7) the sufficiency of our cash, cash equivalents and investments to meet our liquidity needs; (8) the effect of a prolonged or substantial decrease in global travel on the global travel industry; (9) political, social and macroeconomic conditions (including the widespread adoption of teleconference and virtual meeting technologies which could reduce the number of in-person business meetings and demand for travel and our services); (10) the effect of legal, tax and regulatory changes; (11) the impact of any future acquisitions including the integration of any acquisition; (12) the decisions of market data providers, indices and individual investors; (13) costs related to, or the inability to recognize the anticipated benefits of our merger with CWT Holdings, LLC ("CWT"); (14) risks related to the business of CWT or unexpected liabilities that arise in connection with the integration of CWT into our business, including our ability to apply our procedures regarding internal controls over financial reporting to CWT; (15) the outcome of any legal proceedings that may be instituted against the Company in connection with our merger with CWT or the proposed Merger; (16) the ability to complete the proposed Merger on the anticipated terms and timing, or at all, including obtaining required regulatory approvals and the satisfaction of other conditions to the completion of the proposed Merger; (17) the risk that disruptions from the proposed Merger (such as the ability of certain customers of Amex GBT to terminate or amend contracts upon a change of control, or to withhold consent to such change of control) will harm Amex GBT’s business, including current plans and operations, during the pendency, and following the completion of, the proposed Merger; (18) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed Merger; (19) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed Merger; (20) contractual provisions that may impact Amex GBT’s ability to pursue certain business opportunities or strategic transactions during the pendency, and/or following the completion of, the proposed Merger; (21) the occurrence of any event, change, or other circumstance that could give rise to the termination of the proposed Merger, including in circumstances requiring Amex GBT to pay a termination fee to Long Lake; (22) those risks and uncertainties found in Amex GBT’s filings with the SEC, including the risk factors discussed in Amex GBT’s most recent Annual Reports on Form 10-K, as updated by their Quarterly Reports on Form 10-Q and future filings with the SEC from time to time, which are available via the SEC’s website at www.sec.gov; and (23) those risks that will be described in the proxy statement that will be filed with the SEC and available from the sources indicated below. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

These risks, as well as other risks associated with the Merger, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the Merger. There can be no assurance that the Merger will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made. The Company does not undertake any obligation to publicly update or review any forward-looking statement except as required by law, whether as a result of new information, future developments or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements.

Important Additional Information and Where to Find It

In connection with the Merger, the Company plans to file a proxy statement and certain other documents with the SEC. The definitive proxy statement (if and when available) will be mailed to stockholders of the Company. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT THAT WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Stockholders will be able to obtain, free of charge, copies of the proxy statement and other documents that are filed by the Company when filed with the SEC in connection with the Merger at the SEC’s website (http://www.sec.gov) and at the Company’s website (https://www.amexglobalbusinesstravel.com). Alternatively, these documents, when available, can be obtained free of charge from the Company upon written request to the Company at 666 3rd Avenue, 4th Floor, New York, New York, 10017.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from stockholders of the Company in connection with the merger. Additional information regarding the identity of any such participants, and their respective direct and indirect interests in the Merger, by security holdings or otherwise, will be set forth in the proxy statement and other relevant materials to be filed with the SEC in connection with the Merger. You may obtain free copies of these documents using the sources indicated above.

Contacts

For Amex GBT – Investor Contact:
Jennifer Thorington
Vice President of Investor Relations
investor@amexgbt.com

For Amex GBT – Media Contact:
Megan Kat
Head of Global Communications and Public Affairs
megan.kat@amexgbt.com

For General Catalyst:
Laura Yianni
+44 7860 665 041
press@generalcatalyst.com

For Long Lake:
media@llmh.com